UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2025

HPS CORPORATE LENDING FUND

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01431	87-6391045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 33rd Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-287-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 22, 2025 (the “Refinancing Date”), HPS Corporate Lending Fund (the “Fund”) completed an $849 million term debt securitization refinancing (the “2023-1 Refinancing”), also known as a collateralized loan obligation refinancing. The proceeds of the 2023-1 Refinancing were used in part to refinance all of the secured notes issued in the term debt securitization originally sized at $429 million and closed on October 5, 2023 (the “Original Closing Date”). The 2023-1 Refinancing is subject to the Fund’s overall asset coverage requirement.

The debt offered in the 2023-1 Refinancing was issued by HLEND CLO 2023-1, LLC (the “2023-1 Issuer”), an indirect, wholly-owned and consolidated subsidiary of the Fund, and consists of (i) Class A-1-R Senior Secured Floating Rate Notes (the “Class A-1-R Notes”), (ii) Class A-2-R Senior Secured Floating Rate Notes (the “Class A-2-R Notes”), (iii) Class B-R Senior Secured Floating Rate Notes (the “Class B-R Notes” and, together with the Class A-1-R Notes and the Class A-2-R Notes, collectively, the “Secured Notes”) and (iv) additional subordinated notes (the “Additional Subordinated Notes”). The subordinated notes issued on the Original Closing Date (the “Existing Subordinated Notes” and, collectively with the Additional Subordinated Notes, the “Subordinated Notes”) were not redeemed and remain outstanding following the Refinancing Date. The terms of the Secured Notes and the Subordinated Notes (collectively, the “Debt”) are summarized in the table below:

Class	Initial Principal Amount ($)	Ratings (S&P)	Coupon
Class A-1-R	493,000,000	AAA(sf)	SOFR + 1.44%
Class A-2-R	34,000,000	AAA(sf)	SOFR + 1.65%
Class B-R	51,000,000	AA(sf)	SOFR + 1.80%
Subordinated Notes	271,100,000*	N/A	N/A

*	Includes $165,000,000 of the Additional Subordinated Notes newly issued on the Refinancing Date and $106,100,000 of Existing Subordinated Notes issued on the Original Closing Date.

On the Refinancing Date and in connection with the 2023-1 Refinancing, the 2023-1 Issuer entered into a note purchase agreement (the “Note Purchase Agreement”) with BofA Securities, Inc., as the refinancing initial purchaser (the “Refinancing Initial Purchaser”), pursuant to which the Refinancing Initial Purchaser placed the Secured Notes issued pursuant to an amended and restated indenture (the “Indenture”), between the 2023-1 Issuer and U.S. Bank Trust Company, National Association, as trustee, as part of the 2023-1 Refinancing. HLEND CLO 2023-1 Investments, LLC (the “Depositor”), a wholly-owned subsidiary of the Fund, retained all of the Subordinated Notes in connection with the 2023-1 Refinancing.

The 2023-1 Refinancing is backed by a diversified portfolio of middle-market commercial loans and participation interests therein, which is managed by the Fund as collateral manager (the “Collateral Manager”) pursuant to an amended and restated collateral management agreement entered into with the 2023-1 Issuer on the Refinancing Date (the “Collateral Management Agreement”). The Collateral Manager has agreed to irrevocably waive all collateral management fees payable to it so long as it is the collateral manager under the Collateral Management Agreement. The Debt is scheduled to mature on October 22, 2038; however, the Debt may be redeemed by the 2023-1 Issuer, at the written direction of (i) a majority of the Subordinated Notes with the consent of the Collateral Manager and the Fund in its capacity as the EU/UK Retention Holder and in its capacity as the U.S. Retention Sponsor or (ii) the Collateral Manager with the consent of the Fund in its capacity as the EU/UK Retention Holder and in its capacity as the U.S. Retention Sponsor, in each case, on any business day on or after October 22, 2027.

As part of the 2023-1 Refinancing, the Fund, the Depositor and the 2023-1 Issuer entered into a second amended and restated sale and contribution agreement on the Refinancing Date (the “Sale Agreement”), pursuant to which the Fund sold, transferred, assigned, contributed or otherwise conveyed to the Depositor and the Depositor subsequently sold, transferred, assigned, contributed or otherwise conveyed to the 2023-1 Issuer the loans securing the 2023-1 Refinancing for the purchase price and other consideration set forth in the Sale Agreement. Following this sale and transfer, the 2023-1 Issuer, and not the Depositor or the Fund, holds all of the ownership interest in such loans. The Fund made customary representations, warranties and covenants in the Sale Agreement.

The Secured Notes are the secured obligations of the Issuer, and the Amended and Restated Indenture includes customary covenants and events of default. The Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The descriptions of the documentation related to the 2023-1 Refinancing contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, incorporated into this Current Report on Form 8-K by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Note Purchase Agreement, dated as of October 22, 2025, by and between HLEND CLO 2023-1, LLC, as Issuer, and BofA Securities, Inc., as Refinancing Initial Purchaser.

10.2*	Amended and Restated Indenture, dated as of October 22, 2025, by and between HLEND CLO 2023-1, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee.

10.3	Amended and Restated Collateral Management Agreement, dated as of October 22, 2025, by and between HLEND CLO 2023-1, LLC, as Issuer, and HPS Corporate Lending Fund, as Collateral Manager.

10.4*	Second Amended and Restated Sale and Contribution Agreement, dated as of October 22, 2025, by and among HPS Corporate Lending Fund, as Seller, HLEND CLO 2023-1 Investments, LLC, as Intermediate Seller, and HLEND CLO 2023-1, LLC, as Purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, HPS Corporate Lending Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: October 24, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer